UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) April 12, 2019

KOPIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North Drive, Westborough, MA 01581
(Address of Principal Executive Offices) (Zip Code)

(508) 870-5959
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On April 12, 2019, the Board of Directors (the “Board”) of Kopin Corporation, a Delaware corporation (the “Company”), approved amendments to amend and restate the Company’s by-laws (the “By-laws”) to adopt a majority voting standard for directors in uncontested director elections, effective as of April 12, 2019. In particular, the amendments include the following changes:

•
The standard for uncontested elections of directors was changed to a majority voting standard so that a nominee for director will be elected to the Board if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election;

•	Directors will continue to be elected by a plurality of the votes cast if the election is a contested election as defined in the By-laws;

•
As a condition to being nominated to stand for election as director, a proposed nominee must deliver an irrevocable letter of resignation as a director, effective upon such person’s failure to receive the required vote for reelection at the next meeting of stockholders at which such person would face reelection; and

•
If a nominee for director is not elected and the nominee is an incumbent director, the Board’s Nominating and Corporate Governance Committee (the “Committee”) will make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board will act on the tendered resignation, taking into account the Committee’s recommendation, and publicly disclose its decision regarding the tendered resignation and the rationale behind the decision within 90 calendar days from the date of the certification of the election results. The Committee, in making its recommendation, and the Board, in making its decision, may each consider any factors or other information that they consider appropriate and relevant. The director who tenders his or her resignation will not participate in the recommendation of the Committee or the decision of the Board with respect to his or her tender of resignation, but may participate in the recommendation or the decision regarding another director’s tender of resignation.

The foregoing summary of the amendments to the By-laws is qualified in its entirety by reference to the full text of the By-laws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit	Description
3.1	Sixth Amended and Restated Bylaws of Kopin Corporation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated:	April 12, 2019	/s/ Richard A. Sneider
Richard A. Sneider
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)